                                                                    EXHIBIT 12.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Registration Statement on Form 10SB-A2 of our report dated September 12, 2000 relating to the financial statements of Retractable Technologies, Inc., which appears in such Registration Statement.

PricewaterhouseCoopers LLP

Dallas, Texas
January 16, 2001